NAVIGATOR GLOBAL FUNDS
PROSPECTUS
OCTOBER 30, 1995
     LEGG MASON GLOBAL TRUST, INC.:
     LEGG MASON GLOBAL GOVERNMENT TRUST
     LEGG MASON GLOBAL EQUITY TRUST
    Shares of Navigator Global Government Trust and Navigator Global Equity Trust (collectively referred to as "Navigator Shares") represent separate classes ("Navigator Classes") of interest in the Legg Mason Global Government Trust ("Global Government") and Legg Mason Global Equity Trust ("Global Equity"), respectively. Global Government and Global Equity (each separately referred to as a "Fund" and collectively referred to as the "Funds") are separate, professionally managed portfolios of Legg Mason Global Trust, Inc. ("Corporation"), an open-end management investment company.
    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. It should be retained for future reference. A Statement of Additional Information about the Funds dated October 30, 1995 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the Funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
    GLOBAL GOVERNMENT is a non-diversified, professionally managed portfolio seeking capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk. In attempting to achieve the Fund's objective, the Fund's investment adviser, Legg Mason Fund Adviser, Inc. ("LMFA"), normally invests at least 75% of the Fund's total assets in debt securities issued or guaranteed by foreign governments, the U.S. Government, their agencies, instrumentalities and political subdivisions. At least 75% of its total assets normally will be invested in investment grade debt securities of foreign or domestic corporations, governments or other issuers, certain money market instruments, and repurchase agreements collateralized by such securities. The Fund may invest up to 25% of its total assets in lower-rated debt securities.
    GLOBAL EQUITY is a diversified, professionally managed portfolio seeking maximum long-term total return. IN ATTEMPTING TO ACHIEVE THE FUND'S OBJECTIVE, THE FUND'S INVESTMENT ADVISER, BATTERYMARCH FINANCIAL MANAGEMENT, INC. ("BATTERYMARCH"), NORMALLY WILL INVEST THE FUND'S ASSETS IN COMMON STOCKS OF COMPANIES LOCATED ANYWHERE IN THE WORLD, INCLUDING THE UNITED STATES. THE FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN THE SECURITIES OF COMPANIES LOCATED IN DEVELOPING COUNTRIES, INCLUDING COUNTRIES OR REGIONS WITH RELATIVELY LOW GROSS NATIONAL PRODUCT PER CAPITA COMPARED TO THE WORLD'S MAJOR ECONOMIES, AND IN COUNTRIES OR REGIONS WITH THE POTENTIAL FOR RAPID BUT UNSTABLE ECONOMIC GROWTH (COLLECTIVELY, "EMERGING MARKETS").
    GLOBAL EQUITY IS INTENDED FOR INVESTORS WHO ARE SEEKING MAXIMUM LONG-TERM TOTAL RETURN. BECAUSE OF THE RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS, THE FUND IS INTENDED TO BE A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO PROVIDE INVESTORS WITH A MEANS OF SPECULATING ON SHORT-TERM STOCK MARKET MOVEMENTS. INVESTORS SHOULD BE ABLE TO TOLERATE SUDDEN, SOMETIMES SUBSTANTIAL FLUCTUATIONS IN THE VALUE OF THEIR INVESTMENT.
    INVESTORS ALSO SHOULD BE COGNIZANT OF THE UNIQUE RISKS OF INTERNATIONAL INVESTING, INCLUDING EXPOSURE TO CURRENCY FLUCTUATIONS. BECAUSE OF THESE RISKS, AN INVESTMENT IN EITHER FUND SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM. BECAUSE OF THE SPECIAL RISKS ASSOCIATED WITH EMERGING MARKETS, AN INVESTMENT IN EITHER FUND SHOULD BE CONSIDERED SPECULATIVE.

    The Navigator Classes of Shares, described in this Prospectus, are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own funds and funds for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients" and accounts of the customers with such Clients ("Customers") are referred to collectively as "Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.
    Navigator Shares are sold and redeemed without any purchase or redemption charge imposed by the Funds, although Institutional Clients may charge their Customer Accounts for services provided in connection with the purchase or redemption of shares. See "How to Purchase and Redeem Shares." Each Fund pays management fees to its respective adviser, but Navigator Classes pay no distribution fees.
            TABLE OF CONTENTS
                Expenses                                           3
                Financial Highlights                               4
                Performance Information                            6
                Investment Objectives and Policies                 7
                How to Purchase and Redeem Shares                 18
                How Shareholder Accounts are Maintained           19
                How Net Asset Value Is Determined                 20
                Dividends and Other Distributions                 20
                Taxes                                             21
                Shareholder Services                              22
                The Funds' Management and Investment Advisers     23
                The Funds' Distributor                            24
                The Funds' Custodian and Transfer Agent           25
                Description of the Corporation and its Shares     25
                          Legg Mason Wood Walker, Inc.
                            111 South Calvert Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000
                         800 (Bullet) 822 (Bullet) 5544
2

     EXPENSES
          The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in Navigator Shares of a Fund will bear directly or indirectly. The expenses and fees set forth in the table are based on estimated expenses for the initial period of operations of the Navigator Classes.

      SHAREHOLDER TRANSACTION EXPENSES FOR EACH
        FUND
      Maximum sales charge on purchases or
        reinvested dividends                           None
      Redemption and exchange fees                     None
      ANNUAL FUND OPERATING EXPENSES -- NAVIGATOR SHARES
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                        GLOBAL      GLOBAL
                                      GOVERNMENT    EQUITY
      Management fees                    0.75%       0.60%A
      12b-1 fees                         None         None
      Other expenses                      0.32  %    0.65 %

      Total operating expenses
        (after fee waivers)              1.07%       1.25%A

      A The expense ratio for the Navigator Class of Global Equity would have been 1.40% had LMFA, manager of the Fund, not agreed to reimburse management fees and other expenses pursuant to a voluntary expense limitation. The reimbursement agreement, wherein LMFA has agreed to continue to reimburse management fees and/or assume other expenses to the extent the Navigator Class of Global Equity's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.25% of the Fund's average daily net assets for such month, will remain in effect until December 31, 1995, and unless extended will terminate on that date.
          For further information concerning Fund expenses, see "The Funds' Management and Investment Advisers," page 23.
      EXAMPLE OF EFFECT OF FUND EXPENSES
          The following example illustrates the expenses that you would pay on a $1,000 investment in Navigator Shares over various time periods assuming
      (1) a 5% annual rate of return and (2) full redemption at the end of each time period. As noted in the table above, the Funds charge no redemption fees of any kind.

                              1       3       5      10
                             YEAR   YEARS   YEARS   YEARS
Global Government            $11     $34     $59    $131
Global Equity                $13     $40     N/A     N/A

          This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same over the time periods shown. The above tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE PROJECTED OR ACTUAL PERFORMANCE OF NAVIGATOR SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributed to Navigator Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, whether LMFA and/or Battery-
      march reimburses all or a portion of their respective Fund's expenses, and the extent to which Navigator Shares incur variable expenses, such as transfer agency costs.
                                                                               3

     FINANCIAL HIGHLIGHTS
         Effective October 30, 1995, Global Government and Global Equity commenced the sale of Navigator Shares. The information shown below for prior periods is for Primary Shares (the other class of shares currently offered) and reflects 12b-1 fees paid by that class and not by Navigator Shares.
         The year-end financial information that follows has been derived from each Fund's financial statements. Global Government's financial statements for the year ended December 31, 1994 and the report of Coopers & Lybrand L.L.P. thereon are included in that Fund's annual report and are incorporated by reference into the Statement of Additional Information. The annual report for each Fund is available to shareholders without charge by calling an investment executive at Fairfield, Legg Mason or Legg Mason's Funds Marketing Department at 800-822-5544. Information shown for the period ended June 30, 1995 has not been audited.
     GLOBAL GOVERNMENT

                                                                                                     PRIMARY CLASS
      Years Ended December 31,                                                            1995(B)        1994           1993(A)
                                                                                         (Unaudited)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                                                $ 9.54         $10.27         $10.00
      Net investment income(C)                                                              0.31           0.57           0.36
      Net realized and unrealized gain (loss) on investments, forward currency
       contracts, options and currency translations                                         1.11          (0.71)          0.31
      Total from investment operations                                                      1.42          (0.14)          0.67
      Distributions to shareholders:
        Net investment income                                                              (0.27)         (0.59)         (0.36)
        Net realized gain on investments                                                      --             --          (0.04)
      Net asset value, end of period                                                      $10.69         $ 9.54         $10.27
      Total return(D)                                                                      16.4 %         (1.4)%          6.8 %
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses                                                                            1.8 %(C,E)     1.3 %(C)       0.3 %(C,E)
        Net investment income                                                               6.2 %(C,E)     5.7 %(C)       5.4 %(C,E)
      Portfolio turnover rate                                                             162.6 %(E)     127.0 %        127.8 %(E)
      Net assets, end of period (in thousands)                                         $152,568       $145,415       $161,072

     A FOR THE PERIOD APRIL 15, 1993 (COMMENCEMENT OF OPERATIONS) TO DECEMBER
       31, 1993.
     B FOR THE SIX MONTHS ENDED JUNE 30, 1995.
     C NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY LMFA FOR EXPENSES IN EXCESS
       OF VOLUNTARY LIMITATIONS AS FOLLOWS: 0.2% UNTIL SEPTEMBER 30, 1993; 0.35% UNTIL DECEMBER 31, 1993; 0.5% UNTIL JANUARY 31, 1994; 0.7% UNTIL FEBRUARY 28, 1994; 0.9% UNTIL MARCH 31, 1994; 1.1% UNTIL APRIL 30, 1994; 1.3%
       UNTIL MAY 31, 1994; 1.5% UNTIL JUNE 30, 1994; 1.7% UNTIL JULY 31, 1994;
       AND 1.9% UNTIL DECEMBER 31, 1995.
     D NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
     E ANNUALIZED.
4

     GLOBAL EQUITY
                                                                   PRIMARY CLASS

      Year Ended December 31,                                                                                       1995(A)
                                                                                                                   (Unaudited)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                                                                         $ 10.00
      Net investment income(B)                                                                                        0.03
      Net realized and unrealized gain on investments and currency translations                                       0.37
      Total from investment operations                                                                                0.40
      Distributions to shareholders from:
        Net investment income                                                                                           --
        Net realized gain on investments                                                                                --
      Net asset value, end of period                                                                                $10.40
      Total return(C)                                                                                                 4.0%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses(B)                                                                                                   2.25%(D)
        Net investment income(B)                                                                                      1.51%(D)
      Portfolio turnover rate                                                                                        28.17%(D)
      Net assets, end of period (in thousands)                                                                     $28,539

     A FOR THE PERIOD FEBRUARY 17, 1995 (COMMENCEMENT OF OPERATIONS) TO JUNE 30,
       1995.
     B NET OF FEES WAIVED AND EXPENSES REIMBURSED PURSUANT TO A VOLUNTARY
       EXPENSE LIMITATION OF 2.25%.
     C NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
     D ANNUALIZED.
                                                                               5

     PERFORMANCE INFORMATION
    From time to time each Fund may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of dividends and capital gain distributions of an investment in the fund. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Performance figures reflect past performance only and are not intended to indicate future performance. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-by-year results.
    Total returns as of June 30, 1995 were as follows:

                               GLOBAL
CUMULATIVE TOTAL RETURN      GOVERNMENT    GLOBAL EQUITY
Primary Class:
  One Year                     +16.43%           N/A
  Life of Class                +21.14%(A)      +4.00%(B)

AVERAGE ANNUAL TOTAL           GLOBAL
  RETURN                     GOVERNMENT    GLOBAL EQUITY
Primary Class:
  One Year                     +16.43%           N/A
  Life of Class                 +9.06%(A)        N/A

A INCEPTION OF GLOBAL GOVERNMENT -- APRIL 15, 1993.
B INCEPTION OF GLOBAL EQUITY -- FEBRUARY 17, 1995.
    No adjustment has been made for any income taxes payable by shareholders. The investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if LMFA had not waived/reimbursed certain fees and expenses during the periods presented above. Because Navigator Shares have lower total expenses, they will generally have a higher return than Primary Shares. As of the date of this Prospectus, Navigator Shares have no performance history.
    Global Government also may advertise its YIELD. Yield reflects net investment income per share (as defined by applicable SEC regulations) over a 30-day (or one-month) period, expressed as an annualized percentage of net asset value at the end of the period. The effective yield, although calculated similarly, will be slightly higher than the yield because it assumes that income earned from the investment is reinvested (i.e., the compounding effect of reinvestment). Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.
    Further information about each Fund's performance is contained in that Fund's annual report to shareholders, which may be obtained without charge by calling an investment executive at Fairfield, Legg Mason or Legg Mason's Funds Marketing Department at 800-822-5544.
6

      INVESTMENT OBJECTIVES AND POLICIES
          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Corporation's Board of Directors without a shareholder vote. There can be no assurance that either Fund will achieve its investment objective.
          GLOBAL GOVERNMENT'S investment objective is to provide capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk. The Fund normally attempts to achieve this objective by investing at least 75% of its total assets in debt securities issued or guaranteed by the U. S. Government or foreign governments, their agencies, instrumentalities or political subdivisions. The Fund normally will invest at least 75% of its assets in debt securities issued or guaranteed by the U. S. Government or foreign governments, the agencies or instrumentalities of either, supranational organizations and foreign or domestic corporations, trusts, or financial institutions rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or, if unrated by Moody's or S&P, judged by LMFA to be of comparable quality, certain money market instruments and repurchase agreements involving any of the foregoing. These are considered investment grade debt securities.
          Under normal circumstances, the Fund will be invested in at least three different countries, including the United States. The Fund will invest no more than 40% of its total assets in any one country other than the United States. There is no other limit on the percentage of the Fund's assets that may be invested in any one country or currency.
          The money market instruments in which the Fund may invest include commercial paper and other money market instruments which are: rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment; issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of A or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by LMFA to be of comparable quality; and bank certificates of deposit and bankers' acceptances judged by LMFA to be of comparable quality.
          The remainder of the Fund's assets, not in excess of 25% of its assets, may be invested in: (1) debt securities of issuers which are rated at the time of purchase below Moody's or S&P's four highest grades, or unrated securities judged by LMFA to be of comparable quality. This may include lower-rated debt securities issued or guaranteed by foreign governments or by domestic or foreign corporations, trusts or financial institutions; (2) loans and participations in loans originated by banks and other financial institutions, which also may be below investment grade; (3) securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock, or other equity interests (such securities may offer attractive income opportunities, and the debt securities of certain issuers may not be available without such features); and (4) common and preferred stocks. See page 13 for a discussion of the risks of lower-rated debt securities. If a security is downgraded subsequent to its purchase, the Fund will sell that security or another if that is necessary to assure that 75% of its assets are investment grade or equivalent quality instruments.
          The Fund may invest directly in U.S. dollar-denominated or foreign currency-denominated foreign debt (including preferred or preference stock) and money market securities issued or guaranteed by governmental and non-governmental issuers, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.
          The Fund's foreign investments may include securities of issuers based in developed countries (including, but not limited to, countries in the European Community, Canada, Japan, Australia, New Zealand and newly industrialized countries, such as Singapore, Taiwan and South Korea).
          The Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have so far been issued by thirteen emerging market governments, and other such governments are expected to issue them in the future. Brady Bonds currently are rated below investment grade. As of the date of this Prospectus, LMFA is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U. S. dollar) and are actively traded in the secondary market for Latin American debt.
          The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which
                                                                               7
      may be fixed-rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.
          Foreign government securities may include debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted to reflect changes in relative values of the underlying currencies. LMFA does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The market for ECUs may become illiquid at times of rapid change in the European currency markets, limiting the Fund's ability to prevent potential losses.
          The Fund may buy and sell options, futures and forward contracts for hedging purposes and, to the extent permitted by regulatory agencies, for non-hedging purposes in an effort to enhance income. See "Options and Futures; Forward Currency Exchange Contracts," page 11 and "Risks of Futures, Options and Forward Contracts," page 12. The Fund may purchase securities on a when-issued basis and enter into forward commitments to purchase securities; may enter into swaps, caps, collars and floors for hedging and other purposes; may lend its securities to brokers, dealers and other financial institutions to earn income; may borrow money for temporary or emergency purposes; and may enter into short sales "against the box." See "When-Issued Securities and Standby Commitments," page 17.
          When LMFA believes such action is warranted by unusual market conditions, the Fund may invest temporarily without limit in cash (U.S. dollars) and U.S. dollar-denominated money market instruments.
          GLOBAL EQUITY'S investment objective is to seek maximum long-term total return. The Fund attempts to meet this objective by investing primarily in common stocks of companies located anywhere in the world, including the United States. Under normal circumstances, the Fund will invest in equity securities of issuers located in at least three different countries. Batterymarch examines securities from over 20 international stock markets, with emphasis on several of the largest -- Japan, the United Kingdom, France, Canada, Germany and the United States. Common stocks are chosen using Batterymarch's system for identifying common stocks it believes to be undervalued. The weighting of the Fund's assets among individual countries will reflect an assessment of the attractiveness of individual equity securities regardless of where they trade.
          In addition, the Fund may invest up to 35% of its total assets in the securities of companies located in emerging markets. Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development ("World Bank"); (iii) listed in World Bank publications as developing or (iv) determined by Batterymarch to be an emerging market as defined above. The following issuers are considered to be located in emerging markets: (i) companies the principal securities trading market for which is an emerging market; (ii) companies organized under the laws of, and with a principal office in, emerging markets; (iii) companies whose principal activities are located in emerging markets; and (iv) companies that derive 50% or more of their total revenue from either goods or services produced in emerging markets or sold in emerging markets.
          The Fund's investment portfolio will normally be diversified across a broad range of industries and across a number of countries, consistent with the objective of maximum total return. The Fund is expected to remain substantially fully invested in equity securities. However, when cash is temporarily available, or for temporary defensive purposes, the Fund may invest without limit in repurchase agreements of domestic issuers. When conditions warrant, for temporary defensive purposes, the Fund also may invest without limit in short-term debt instruments, including government, corporate and money market securities of domestic issuers. Such short-term investments will be rated in one of the four highest rating categories by S&P or Moody's or, if unrated by S&P or Moody's, deemed by Batterymarch to be of comparable quality.
8

          The Fund is authorized to invest in stock index futures and options as discussed below. The Fund may also enter into forward foreign currency exchange contracts in order to protect against fluctuations in exchange rates. See "Options, Futures and Forward Currency Exchange Contracts," and "Risks of Futures, Options and Forward Contracts," pages 11-12.
          The Fund is permitted to hold securities other than common stock, such as debentures or preferred stock that may or may not be convertible into common stock. Some of these instruments may be rated below investment grade. The Fund will not purchase securities rated below investment grade (or comparable unrated securities) if, as a result, more than 5% of the Fund's net assets would be so invested.
INVESTMENT RESTRICTIONS
          Global Government is a "non-diversified" investment company; therefore, the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940 ("1940 Act"). However, the Fund intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), which requires that, at the close of each quarter of the Fund's taxable year: (1) with respect to 50% of the Fund's total assets, no more than 5% of its total assets may be invested in the securities of any one issuer; and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of a single issuer. To the extent the Fund's assets are invested in the obligations of a limited number of issuers or in a limited number of countries or currencies, the value of the Fund's shares will be more susceptible to any single economic, political or regulatory occurrence than would the shares of a diversified company.
          The fundamental restrictions applicable to the Fund include a prohibition on investing 25% or more of total assets in the securities of issuers having their principal business activities in the same industry (with the exception of securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto). Additional fundamental and non-fundamental investment restrictions are set forth in the Statement of Additional Information.
INVESTMENT TECHNIQUES AND RISKS
          The following investment techniques and risks apply to each of the Funds unless otherwise stated.
      Foreign Securities
          Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. In many cases, there is less publicly available information concerning foreign issuers than is available concerning U.S. issuers. Additionally, purchases and sales of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes and tax withholding. Foreign securities generally exhibit greater price volatility and a greater risk of illiquidity. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar irrespective of the performance of the underlying investment.
          The relative performance of various countries' fixed income and equity markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance, if any, may be subject to widely varying regulations and limits in foreign countries.
          Foreign securities purchased by a Fund may be listed on foreign exchanges or traded over-the-counter. Transactions on foreign exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions, although each Fund will endeavor to obtain the best net results in effecting transactions. There is less government supervision and regulation of exchanges and brokers in many foreign countries than in the United States. Additional costs associated with an investment in foreign securities will include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.
          Each Fund may invest in securities of issuers based in emerging markets (including, but not limited to, countries in Latin America, Eastern Europe, Asia and Africa). The risks of foreign investment, described above, are greater for investments in emerging markets. Because of the special
                                                                               9
      risks associated with investing in emerging markets, an investment in either Fund should be considered speculative. With respect to Global Government, debt securities of governmental and corporate issuers in such countries will typically be rated below investment grade or be of comparable quality.
          Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets.
          Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
          The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.
          Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.
          The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available.
          Global Equity may invest more than 25% of its total assets in securities of Japanese issuers. Japan is the largest capitalized stock market outside the United States. The performance of the Fund may therefore be significantly affected by events affecting the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has recently experienced a recession, including a decline in real estate values that adversely affected the balance sheets of many financial institutions. The strength of the Japanese currency may adversely affect industries engaged substantially in export. Japan's economy is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japanese economic prospects may be affected by the political and military situations of its nearby neighbors, notably North and South Korea, China, and Russia.
          Global Government may invest in sovereign debt securities of emerging market governments. Sovereign debt is subject to risks in addition to those relating to foreign investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multilateral agencies, the country's access to trade and other international credits, and the country's balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future.
      Repurchase Agreements
          Repurchase agreements are agreements under which either U.S. government obligations or other high-quality, liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Funds by State Street Bank and Trust
10

      Company ("State Street"), the Funds' custodian, as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and that Fund is delayed or prevented from exercising its right to dispose of the collateral securities, which may decline in value in the interim. A Fund will enter into repurchase agreements only with financial institutions which its adviser believes present minimal risk of default during the term of the agreement based on guidelines established by the Corporation's Board of Directors.
          Neither Fund will enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments.
      Loans of Portfolio Securities
          Each Fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with that Fund. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each Fund presently does not expect to have on loan at any given time securities totaling more than one-third of its net asset value. When a Fund loans a security to another party, it runs the risk that the other party will default on its obligation, and that the value of the collateral will decline before the Fund can dispose of it.
      Restricted and Illiquid Securities
          Restricted securities are securities subject to legal or contractual restrictions on resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when a sale would otherwise be desirable. No Fund will acquire a security for which there is not a readily available market ("illiquid assets") if such acquisition would cause the aggregate value of illiquid assets to exceed 15% of its net assets. Time deposits and repurchase agreements maturing in more than seven days are considered illiquid. Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly.
          The Funds do not consider foreign securities to be illiquid if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S. Rule 144A securities, although not registered, may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Each Fund's adviser, acting pursuant to guidelines established by the Corporation's Board of Directors, may determine that some Rule 144A securities are liquid. If the newly-developing institutional markets for restricted securities do not develop as anticipated, it could adversely affect the liquidity of a Fund.
      Options, Futures and Forward Currency Exchange Contracts
          A futures contract is an agreement between the parties to buy or sell a specified amount of one or more securities or currencies at a specified price and date; futures contracts are generally closed out by the parties in advance of that date for a cash settlement. Under an option contract, one party has the right to require the other to buy or sell a specific security, currency or futures contract, and may exercise that right if the market price of the underlying instrument moves in a direction advantageous to the holder of the option. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Options, futures and forward currency exchange contracts are generally considered to be "derivatives."
FOR GLOBAL GOVERNMENT:
          The Fund may use options to attempt to enhance income; use options and futures contracts for hedging purposes; and use forward currency contracts for hedging purposes or to attempt to enhance income. The Fund may purchase and sell call and put options on bond indices and on securities in which the Fund is authorized to invest for hedging purposes or to enhance income. The Fund may also purchase and sell interest rate and bond index futures contracts and options thereon for hedging purposes.
                                                                              11

          The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specified transactions or with respect to its portfolio positions. For example, when LMFA anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of its security positions denominated in such currency. It may also engage in cross-hedging by using a forward contract in one currency to hedge against fluctuations in the value of securities denominated in a different currency. The purpose of these contracts is to minimize the risk to the Fund from adverse changes in the relationship between two currencies. Cross-currency hedging requires a degree of correlation between the two currencies involved. Some currency relationships thought to be correlated have proven highly volatile on some occasions.
          The Fund may also purchase and sell foreign currency futures contracts, options thereon and options on foreign currencies to hedge against the risk of fluctuations in the market value of foreign securities it holds or intends to purchase, resulting from changes in foreign exchange rates. The Fund may also purchase and sell options on foreign currencies and use forward currency contracts to enhance income.
FOR GLOBAL EQUITY:
          The Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities. It may not enter into such contracts for speculative purposes. Forward currency contracts may be bought or sold to protect the Fund to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar.
          The Fund may utilize futures contracts and options to a limited extent. Specifically, the Fund may enter into futures contracts and related options provided that not more than 5% of its assets are required as a futures contract deposit and/or premium; in addition, the Fund may not enter into futures contracts or related options if, as a result, more than 20% of the Fund's total assets would be so invested.
          Futures contracts and options may be used for several reasons: to simulate full investment in underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index.
      Risks of Futures, Options and Forward Currency Exchange Contracts
          The use of options, futures and forward currency exchange contracts involves certain investment risks and transaction costs. These risks include (1) dependence on the ability of each Fund's adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or in market sectors and movements in interest rates and currency markets; (2) imperfect correlation, or no correlation at all, between movements in the price of options, currencies, futures contracts or forward currency contracts and movements in the price of the underlying securities or currencies; (3) the fact that skills needed to use these instruments are different from those needed to select a Fund's portfolio securities; (4) the possible lack of a liquid secondary market for any particular instrument at any particular time; (5) the possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or that Fund's ability to meet redemption requests or other short-term obligations; (6) the possible need to defer closing out positions in these instruments in order to avoid adverse tax consequences; and (7) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. There can be no assurance that a Fund's use of futures contracts, forward currency contracts or options will be successful. Moreover, in the event that an anticipated change in the price of the securities or currencies that are the subject of the strategy does not occur, the Fund might have been in a better position had it not used that strategy at all. Forward currency contracts, which protect the value of a Fund's investment securities against a decline in the value of a currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. The use of options and futures contracts for speculative purposes, i.e., to enhance income or to increase a Fund's exposure to a particular security or foreign currency, subjects the Fund to additional risk. The use of options, futures or forward contracts to hedge an anticipated purchase also
12
      subjects a Fund to additional risk until the purchase is completed or the position is closed out.
          When a Fund purchases or sells a futures contract, it is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U. S. government securities ("initial margin"). A Fund will not enter into futures contracts or commodities option positions (other than option positions that are "in-the-money" at the time of purchase) if, immediately thereafter, its initial margin deposits plus premiums paid by it, would exceed 5% of the fair market value of the Fund's net assets. If a Fund writes an option or sells a futures contract and is not able to close out that position prior to settlement date, the Fund may be required to deliver cash or securities substantially in excess of these amounts.
          Many options on securities are traded primarily on the over-the-counter ("OTC") market. OTC options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much liquidity as exchange-traded options. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by that Fund as well as the loss of the expected benefit of the transaction. OTC options may be considered "illiquid securities" for purposes of each Fund's investment limitations. Options and futures traded on U.S. or other exchanges may be subject to position and daily fluctuation limits, which may limit the ability of a Fund to reduce risk using such options and futures and may limit their liquidity.
          When using options, futures or forwards, each Fund will cover its short positions or maintain a segregated asset account, to the extent required by SEC staff positions. The Statement of Additional Information contains a more detailed description of futures, options and forward strategies.
          THE FOLLOWING DESCRIBES CERTAIN INVESTMENT TECHNIQUES USED PRIMARILY BY GLOBAL GOVERNMENT:
      Lower-Rated Debt Securities
          The Fund may invest in debt obligations of any grade. LMFA seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.
          Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [I]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Where one rating organization has assigned an investment grade rating to an instrument and others have given it a lower rating, the Fund may consider the instrument to be investment grade. The ratings do not include the risk of market fluctuations.
          The Fund may invest up to 25% of its total assets in high-yield, high-risk securities rated below investment grade. Such securities are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting the issuers may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than that for higher-rated securities. LMFA will invest in such securities only when it concludes that the anticipated return to the Fund on such an investment warrants exposure to the additional level of risk. A further description of Moody's and S&P's ratings is included in the Appendix to the Statement of Additional Information. Although the Fund may invest in lower-rated debt securities of domestic issuers, it currently intends to limit investments in lower-rated debt securities to those issued by foreign corporations, those issued or guaranteed by foreign governmental issuers, and those issued by domestic corporations but linked to the performance of such foreign-issue debt. See "Foreign Securities" page 9.
          The table below provides a summary of ratings assigned to debt holdings in Global Government's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1994, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.
                                                                              13

   MOODY'S      Aaa/
    RATINGS     Aa/A   Baa    Ba     B    Caa   Ca     C     NR
Average         63.1%  --    12.0%  4.9%  --     --    --   20.0%

                AAA/                                CC/
 S&P RATINGS    AA/A    BBB    BB      B     CCC     C      D      NR
Average         64.9%   1.3%   4.2%   0.2%   --      --     --    29.4%

          The dollar-weighted average of securities not rated by either Moody's or S&P amounted to 17.6%. This may include securities rated by other nationally recognized rating organizations, as well as unrated securities. Unrated securities are not necessarily lower-quality securities.
      U.S. Government Securities
          The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks) and securities supported solely by the creditworthiness of the issuer (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities).
      Mortgage-Related Securities
          The Fund may invest in mortgage-related securities. Mortgage-related securities represent interests in pools of mortgages created by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.
          Interest in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.
          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit the Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause the Fund to incur a loss on a mortgage-related security that was purchased at a premium. In determining the Fund's average maturity, LMFA must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.
          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by FHLMC, FNMA, GNMA or by pools of conventional mortgages.
          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.
          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-
14
      related securities because there are no direct or indirect government guarantees of payments in the former securities. However, many issuers or servicers of mortgage-related securities guarantee timely payment of interest and principal on such securities. Timely payment of principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies. Where privately issued securities are collateralized by securities issued by FHLMC, FNMA or GNMA, the timely payment of interest and principal is supported by the government-related securities collateralizing such obligations.
          Some mortgage-related securities will be considered illiquid and will be subject to the Fund's investment limitation that no more than 15% of its net assets will be invested in illiquid securities.
      Stripped Mortgage-Backed Securities
          The Fund may invest in stripped mortgage-backed securities, which are classes of mortgage-backed securities that receive different proportions of interest and principal distribution from an underlying pool of mortgage assets. These securities are more sensitive to changes in prepayment and interest rates and the market for them is less liquid than is the case for traditional mortgage-backed and other debt securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity of an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the Fund purchases an IO and the underlying principal is repaid faster than expected, the Fund will recoup less than the purchase price of the IO, even one that is highly rated. Extensions of maturity resulting from increases of market interest rates may have an especially pronounced effect on POs. Most IOs and POs are regarded as illiquid and will be included in the Fund's 15% limit on illiquid securities. U.S. government-issued IOs and POs backed by fixed-rate mortgages may be deemed liquid by LMFA, following guidelines and standards established by the Corporation's Board of Directors.
      Asset-Backed Securities
          Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than in the case of mortgage-backed securities.
      Loans and Loan Participations
          The Fund may purchase loans and participation interests in loans originally made by banks and other lenders to governmental borrowers. Many such interests are not rated by any rating agency and may involve borrowers considered to be poor credit risks. The Fund's interests in these loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Many such interests will be illiquid and therefore subject to the Fund's 15% limit on illiquid investments.
          In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.
      Commercial Paper and Other Short-Term Instruments
          Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
          The Fund may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. The Fund may or may not regard such securities as illiquid, depending on the circumstances of each
                                                                              15

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      case. See "Restricted and Illiquid Securities," page 11.
          The Fund may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions if the issuer has total assets in excess of $1 billion at the time of purchase or if the principal amount of the instrument is insured by the Federal Deposit Insurance Corporation. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate. Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution. The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate. While domestic bank deposits are insured by an agency of the U. S. Government, the Fund will generally assume positions considerably in excess of the insurance limits. Preferred Stock
          The Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of LMFA, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid, but do not generally have a legal right to demand payment. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Convertible Securities
          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.
          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. The Fund has no current intention of converting any convertible securities it may own into equity or holding them as equity upon conversion, although it may do so for temporary purposes. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.
      Variable and Floating Rate Securities
          The Fund may invest in variable and floating rate securities. These securities provide for periodic adjustment in the interest rate paid on the obligations. LMFA believes that the variable or floating rate of interest paid on these securities may reduce the wide fluctuations in market value typical of fixed-rate, long-term securities. The yield available on floating rate securities is typically less than that on fixed-rate notes of similar maturity issued by the same company. The rates of some securities vary according to a formula based on one or more interest rates, and some vary inversely with changes in the underlying rates. The value of these securities can be very volatile when market rates change.
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
      Zero Coupon and Pay-In-Kind Bonds
          A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a deep discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. Pay-in-kind securities pay interest in the form of additional securities, thereby adding additional debt to the issuer's balance sheet. The prices of both types of bonds fluctuate more in response to changes in market interest rates than do the prices of debt securities with similar maturities that pay interest in cash.
          An investor in zero coupon or pay-in-kind bonds generally accrues income on such securities prior to the receipt of cash payments. Since a fund must distribute substantially all of its income to shareholders to qualify for pass-through treatment under the federal income tax laws, a fund investing in such bonds may have to dispose of other securities to generate the cash necessary for the distribution of income attributable to its zero coupon or pay-in-kind bonds. Such disposal could occur at a time which would be disadvantageous to the fund and when the fund would not otherwise choose to dispose of the assets.
      Reverse Repurchase Agreements and Other Borrowing
          In a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash and agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. The Fund may also enter into dollar rolls, in which the Fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the proceeds of the initial sale.
          The Fund may engage in reverse repurchase agreements, dollar rolls and other borrowing as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without selling portfolio instruments. While engaging in reverse repurchase agreements and dollar rolls, the Fund will maintain cash or high-grade, liquid debt securities in a segregated account at its custodian bank with a value at least equal to the Fund's obligation under the agreements, adjusted daily.
          To avoid potential leveraging effects of borrowing (including reverse repurchase agreements and dollar rolls), the Fund will not purchase securities while such borrowing is in excess of 5% of its total assets. The Fund will limit its borrowing to no more than one-third of its total assets.
      When-Issued Securities and Standby Commitments
          The Fund may enter into commitments to purchase U. S. government securities or other securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When the Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of purchase, not at the time of receipt. However, the Fund does not have to pay for the obligations until they are delivered to it. This is normally seven to 15 days later, but could be considerably longer in the case of some mortgage-backed securities. Use of this practice would have a leveraging effect on the Fund. The Fund does not expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 20% of its total assets.
          Issuance of securities purchased on a when-and if-issued basis depends on the occurrence of an event. If the anticipated event does not occur, the securities are not issued. The characteristics and risks of when-and-if-issued securities are similar to those involved in writing put options.
          To meet its payment obligation, the Fund will establish a segregated account with its custodian and maintain cash or liquid high-grade debt obligations, in an amount at least equal in value to the Fund's commitments to purchase when- and if-issued securities.
      Indexed Securities
          The Fund may purchase various fixed income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators. Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the Fund.
          The value of such securities may fluctuate in response to changes in the index, market conditions, and the creditworthiness of the issuer. These securities may vary directly or inversely with the underlying investments.
                                                                              17

      Swaps, Caps, Floors and Collars
          The Fund does not intend to purchase swaps, caps, collars, or floors if, as a result, more than 5% of the Fund's net assets would thereby be placed at risk. The Statement of Additional Information contains a more detailed description of swaps, caps, floors and collars.
      Capital Appreciation and Risk
          The market value of fixed income and other debt securities is partially a function of changes in the current level of interest rates. An increase in interest rates generally reduces the market value of existing fixed income and other debt securities, while a decline in interest rates generally increases the market value of such securities. The longer the maturity, the more pronounced is the rise or decline in the security's price. When interest rates are falling, a fund with a shorter maturity generally will not generate as high a level of total return as a fund with a longer maturity. Conversely, when interest rates are rising, a fund with a shorter maturity will generally outperform longer maturity portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case).
          Changes in the creditworthiness, or the market's perception of the creditworthiness, of the issuers of fixed income and other debt securities will also affect their prices.
          A debt security may be callable, i.e., subject to redemption at the option of the issuer, at a price established in the security's governing instrument. If a debt security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.
FOR EACH FUND:
PORTFOLIO TURNOVER
          For the year ended December 31, 1994, Global Government's portfolio turnover rate was 127.0%. Global Government and Global Equity each anticipates that in the future its portfolio turnover rate will not exceed 250% and 100%, respectively. Global Government may sell fixed-income securities and buy similar securities to obtain yield and take advantage of market anomalies, a practice which will increase the reported turnover rate of that Fund. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. High portfolio turnover rates (100% or more) will involve correspondingly greater transaction costs which will be borne directly by that Fund. It may also increase the amount of short-term capital gains, if any, realized by a Fund and will affect the tax treatment of distributions paid to shareholders because distributions of net short-term capital gains are taxable as ordinary income. Each Fund will take these possibilities into account as part of its investment strategy.
HOW TO PURCHASE AND REDEEM SHARES
          Institutional Clients of Fairfield Group, Inc. may purchase Navigator Shares from Fairfield, the principal offices of which are located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Other investors eligible to purchase Navigator Shares may purchase them through a brokerage account with Legg Mason. (Legg Mason and Fairfield are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.)
PURCHASE OF SHARES
          The minimum investment is $50,000 for the initial purchase of Navigator Shares of each Fund and $100 for each subsequent investment. Each Fund may change these minimum amounts at its discretion. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.
          Share purchases will be processed at the net asset value next determined after Legg Mason or Fairfield has received your order; payment must be made within three business days to the selling organization. Orders received by Legg Mason or Fairfield before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received by Legg Mason or Fairfield after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined" on page 20.
          Each Fund reserves the right to reject any order for its shares, to suspend the offering of shares for a period of time, or to waive any minimum investment requirements.
          In addition to Institutional Clients purchasing shares directly from Fairfield, Navigator Shares
18
      may be purchased through procedures established by Fairfield in connection with requirements of Customer Accounts of various Institutional Clients.
          No sales charge is imposed by any of the Funds in connection with the purchase of Navigator Shares. Depending upon the terms of a particular Customer Account, however, Institutional Clients may charge their Customers fees for automatic investment and other cash management services provided in connection with investments in a Fund. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should be read by Customers in connection with any such information received from the Institutional Clients. Any such fees, charges or other requirements imposed by an Institutional Client upon its Customers will be in addition to the fees and requirements described in this Prospectus.
REDEMPTION OF SHARES
          Shares may ordinarily be redeemed by a shareholder via telephone, in accordance with the procedures described below. However, Customers of Institutional Clients wishing to redeem shares held in Customer Accounts at the Institution may redeem only in accordance with instructions and limitations pertaining to their Account at the Institution.
          Fairfield clients can make telephone redemption requests by calling Fairfield at 1-800-441-3885. Legg Mason clients should call their investment executives or Legg Mason Funds Processing at
      1-800-822-5544. Callers should have available the number of shares (or dollar amount) to be redeemed and their account number.
          Orders for redemption received by Legg Mason or Fairfield before the close of the Exchange on any day when the Exchange is open will be transmitted to Boston Financial Data Services ("BFDS"), transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by Legg Mason or Fairfield after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by Legg Mason or Fairfield may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.
          Shareholders may have their telephone redemption requests paid by a direct wire to a domestic commercial bank account previously designated by the shareholder, or mailed to the name and address in which the shareholder's account is registered with the respective Fund. Such payments will normally be transmitted on the next business day following receipt of a valid request for redemption. However, each Fund reserves the right to take longer (up to seven days in some cases) to make payment upon redemption if, in the judgment of a Fund's adviser, the respective Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.) The proceeds of redemption or repurchase may be more or less than the original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks) within 15 business days of the redemption or repurchase request, the proceeds may not be disbursed unless that Fund can be reasonably assured that the check has been collected.
          The Funds will not be responsible for the authenticity of redemption instructions received by telephone, provided they follow reasonable procedures to identify the caller. The Funds may request identifying information from callers or employ identification numbers. A Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their investment executive for further instructions.
          Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to the investor. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in an account, the shareholder will be notified that the account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having the account closed.
HOW SHAREHOLDER ACCOUNTS ARE MAINTAINED
          A shareholder account is established automatically for each shareholder. Any shares the shareholder purchases or receives as a dividend or
                                                                              19
      other distribution will be credited directly to the account at the time of purchase or receipt. No certificates are issued unless the shareholder specifically requests them in writing. Shareholders who elect to receive certificates can redeem their shares only by mail. Certificates will be issued in full shares only. No certificates will be issued for shares of any Fund prior to 15 business days after purchase of such shares by check unless that Fund can be reasonably assured during that period that payment for the purchase of such shares has been collected. Fund shares may not be held in, or transferred to, an account with any brokerage firm other than Fairfield, Legg Mason or their affiliates.
          Every shareholder of record will receive a confirmation of each new share transaction with a Fund, which will also show the total number of shares being held in safekeeping by the Fund's transfer agent for the account of the shareholder.
          Navigator Shares sold to Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will normally be held of record by the Institutional Clients. Therefore, in the context of Institutional Clients, references in this Prospectus to shareholders mean the Institutional Clients rather than their Customers. Institutional Clients purchasing or holding Navigator Shares on behalf of their customers are responsible for the transmission of purchase and redemption orders (and the delivery of funds) to each Fund on a timely basis.
HOW NET ASSET VALUE IS DETERMINED
          Net asset value per Navigator Share of each Fund is determined daily as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to Navigator Shares from the total assets attributable to such shares and dividing the result by the number of Navigator Shares outstanding. Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.
          Most securities held by Global Government are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.
DIVIDENDS AND OTHER DISTRIBUTIONS
          Dividends from net investment income are declared and paid monthly for Global Government and are declared and paid quarterly for Global Equity. Shareholders begin to earn dividends on their Global Government shares as of settlement date, which is normally the third business day after their orders are placed with their investment executive. Dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss), and any net gain from foreign currency transactions, generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Shareholders may elect to:
          1. Receive both dividends and other distributions in Navigator Shares of the distributing Fund;
          2. Receive dividends in cash and other distributions in Navigator Shares of the distributing Fund;
          3. Receive dividends in Navigator Shares of the distributing Fund and other distributions in cash; or
          4. Receive both dividends and other distributions in cash.
          In certain cases, shareholders may reinvest dividends and other distributions in the corresponding class of shares of another Navigator fund. Please contact an investment executive for additional information about this option. Qualified retirement plans that obtained Navigator Shares through exchange generally receive dividends and other distributions in additional shares.
          If no election is made, both dividends and other distributions will be credited to the Institutional Client's account in Navigator Shares of the distributing Fund at the net asset value of the
20
      shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also will be credited to the account at that net asset value. If an investor elects to receive dividends or other distributions in cash, a check will be sent. Investors purchasing through Fairfield may elect at any time to change the distribution option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Fairfield Group, Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044. Those purchasing through Legg Mason should write to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland, 21203-1476. An election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.
TAXES
          Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income (generally consisting of net investment income and any net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.
          Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in Navigator Shares) are taxable to its shareholders (other than qualified retirement plans) as ordinary income to the extent of that Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or reinvested in Navigator Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares.
          The Funds send each shareholder a notice following the end of each calendar year specifying the amounts of all dividends and other distributions paid (or deemed paid) during that year. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide that Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and other distributions payable to such shareholders who otherwise are subject to backup withholding.
          A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Fund shares for shares of another Legg Mason fund will generally have similar tax consequences. If Fund shares are purchased within 30 days before or after redeeming other shares of the same Fund (regardless of class) at a loss, all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.
          Each Fund's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on that Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Fund shares immediately prior to the record date for a dividend or capital gain distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.
          The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to those considerations, which are applicable to any investment in the Funds, there may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.
          If more than 50% of the value of Global Equity's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. Pursuant to any such election, the Fund would treat those taxes as
                                                                              21
      dividends paid to its shareholders, and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions' sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income, or alternately, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.
SHAREHOLDER SERVICES
CONFIRMATIONS AND REPORTS
          Shareholders will receive from Legg Mason a confirmation after each transaction involving Navigator Shares (except a reinvestment of dividends or capital gain distributions). An account statement will be sent to each shareholder monthly unless there has been no activity in the account, in which case an account statement will be sent quarterly. Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report for each Fund will contain financial statements audited by the Corporation's independent accountants.
          Confirmations for purchases and redemptions of Navigator Shares made by Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will be sent to the Institutional Client. Beneficial ownership of shares by Customer Accounts will be recorded by the Institutional Client and reflected in the regular account statements provided by them to their Customers.
          Shareholder inquiries should be addressed to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476 or c/o Fairfield Group Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044.
EXCHANGE PRIVILEGE
          Holders of Navigator Shares are entitled to exchange them for Navigator Shares of the following funds, provided the shares to be acquired are eligible for sale under applicable state securities laws:
      Navigator Money Market Fund, Inc. -- Prime Obligations Portfolio
          A money market fund seeking to provide as high a level of current interest income as is consistent with liquidity and relative stability of principal.
      Navigator Tax-Free Money Market Fund, Inc. -- Navigator Tax-Free Money Market Fund
          A money market fund seeking to provide its shareholders with as high a level of current interest income that is exempt from federal income taxes as is consistent with liquidity and relative stability of principal. Navigator Value Trust
          A mutual fund seeking long-term growth of capital.
      Navigator Special Investment Trust
          A mutual fund seeking capital appreciation by investing principally in issuers with market capitalizations of less than $2.5 billion.
      Navigator Total Return Trust
          A mutual fund seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.
      Navigator American Leading Companies Trust
          A mutual fund seeking long-term capital appreciation and current income consistent with prudent investment risk.
      Navigator Global Equity Trust
          A mutual fund seeking maximum long-term total return, by investing in common stocks of companies located in at least three different countries. Navigator U.S. Government Intermediate-Term Portfolio
          A mutual fund seeking high current income consistent with prudent investment risk and liquidity needs, primarily by investing in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, while maintaining an average dollar-weighted maturity of between three and ten years.
      Navigator Investment Grade Income Portfolio
          A mutual fund seeking a high level of current income, primarily through investment in a diversified portfolio of investment grade debt securities.
      Navigator High Yield Portfolio
          A mutual fund primarily seeking a high level of current income and secondarily, capital appreciation, by investing principally in lower-rated, fixed-income securities.
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      Navigator Global Government Trust
          A mutual fund seeking capital appreciation and current income by investing principally in debt securities issued or guaranteed by foreign governments, the U.S. Government, their agencies, instrumentalities and political subdivisions.
      Navigator Maryland Tax-Free Income Trust
          A tax-exempt municipal bond fund seeking a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. Navigator Pennsylvania Tax-Free Income Trust
          A tax-exempt municipal bond fund seeking a high level of current income exempt from federal income tax and Pennsylvania personal income tax, consistent with prudent investment risk and preservation of capital. Navigator Tax-Free Intermediate-Term Income Trust
          A tax-exempt municipal bond fund seeking a high level of current income exempt from federal income tax, consistent with prudent investment risk.
      Legg Mason Cash Reserve Trust
          A money market fund seeking stability of principal and current income consistent with stability of principal.
          Investments by exchange into the other Navigator funds are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. To obtain further information concerning the exchange privilege and prospectuses of other Navigator funds, or to make an exchange, please contact your investment executive. To effect an exchange by telephone, please call your investment executive with the information described in the section "How to Purchase and Redeem Shares," page 18. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders. There is no assurance that the money market funds will be able to maintain a $1.00 share price. None of the funds is insured or guaranteed by the U.S. Government.
THE FUNDS' MANAGEMENT AND INVESTMENT ADVISERS
BOARD OF DIRECTORS
          The business and affairs of each Fund are managed under the direction of the Corporation's Board of Directors.
INVESTMENT ADVISER TO GLOBAL GOVERNMENT
          Pursuant to separate management or advisory agreements with each Fund (each a "Management Agreement" or "Advisory Agreement"), which were approved by the Corporation's Board of Directors, Legg Mason Fund Adviser, Inc., a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to Global Government and manager to Global Equity. LMFA administers and acts as the portfolio manager for Global Government and is responsible for the actual investment management of the Fund, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. As manager, LMFA manages the non-investment affairs of Global Equity, directs all matters related to the operation of that Fund and provides office space and administrative staff for the Fund. Each Fund pays LMFA, pursuant to its Advisory Agreement or Management Agreement, a fee equal to an annual rate of 0.75% of its average daily net assets. Each Fund pays all its other expenses which are not assumed by LMFA.
          LMFA acts as manager, investment adviser or investment consultant to sixteen investment company portfolios which had aggregate assets under management of over $4.8 billion as of July 31, 1995. LMFA's address is 111 South Calvert Street, Baltimore, Maryland 21202. LMFA has agreed that until December 31, 1995, it will continue to reimburse fees and/or assume other expenses to the extent Global Government's expenses relating to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.15% of the Fund's average daily net assets for such month. These agreements are voluntary and may or may not be renewed by LMFA.
          Keith J. Gardner has been primarily responsible for the day-to-day management of Global Government since its inception. Mr. Gardner has been Vice President of Legg Mason since November, 1992. From 1985 to 1992, he served as Vice President, bond trader and portfolio manager for both U.S. and global portfolios at T. Rowe Price Associates, Inc.
                                                                              23

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SUB-ADVISER TO GLOBAL GOVERNMENT
          Western Asset Management Company ("Western Asset"), another wholly owned subsidiary of Legg Mason, Inc., serves as investment sub-adviser to Global Government pursuant to the terms of a sub-advisory agreement with LMFA dated May 1, 1995. Western Asset is responsible for providing LMFA with research and analysis on domestic and foreign fixed-income securities, and consulting with LMFA on portfolio strategy. For these services, LMFA (not the Fund) pays Western Asset a fee, computed daily and payable monthly, at an annual rate equal to 53 1/3% of the fee received by LMFA, or 0.40% of the Fund's average daily net assets.
          Western Asset also renders investment advice to sixteen open-end investment companies and one closed-end investment company, which together had aggregate assets under management of approximately $3.8 billion as of July 31, 1995. The Adviser also renders investment advice to private accounts with fixed income assets under management of approximately $13.0 billion as of that date. The address of Western Asset is 117 East Colorado Boulevard, Pasadena, California 91105.
          Western Asset has managed fixed income portfolios continuously since its founding in 1971, and has focused exclusively on such accounts since 1984.
INVESTMENT ADVISER TO GLOBAL EQUITY
          Pursuant to an advisory agreement with LMFA ("Advisory Agreement"), which was approved by the Corporation's Board of Directors, Batterymarch, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to Global Equity. Batterymarch acts as the portfolio manager for the Fund and is responsible for the actual investment management of the Fund, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. LMFA pays Batterymarch, pursuant to the Advisory Agreement, a management fee equal to an annual rate of 0.50% of the Fund's average daily net assets. LMFA and Batterymarch have voluntarily agreed to waive their fees and to reimburse the Fund for its expenses to the extent necessary to limit the Fund's total operating expenses attributable to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to 1.25% of its average daily net assets. This agreement will expire on December 31, 1995, unless extended by LMFA or Batterymarch.
          Batterymarch acts as investment adviser to institutional accounts, such as mutual funds, corporate pension plans and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $5.4 billion as of July 31, 1995.
          Charles Lovejoy is the Portfolio Manager for Global Equity. Mr. Lovejoy joined Batterymarch in 1992 as an investment strategist. From 1990 to 1992, he was a Managing Director of Boston International Advisors where he managed international and emerging markets portfolios. From 1980 to 1990, Mr. Lovejoy was Senior Vice President at Putnam Management Company where he headed the Quantitative Research Department; his responsibilities included portfolio management and product development as well as quantitative research for international, emerging markets and U.S. equities. A past president of the Boston Quantitative Discussion Group and the Boston Security Analysts Society, Mr. Lovejoy is a Director of the International Society of Financial Analysts. Mr. Lovejoy is a Chartered Financial Analyst.
THE FUNDS' DISTRIBUTOR
          Legg Mason is the distributor of each Fund's shares pursuant to a separate Underwriting Agreement with each Fund. The Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares of the Funds, including any compensation to its investment executives, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at each Fund's expense, and for any supplementary sales literature and advertising costs. Legg Mason also receives a fee from BFDS for assisting it with its transfer agent and shareholder servicing functions.
          The Funds may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution.
          Fairfield Group, Inc., a wholly owned subsidiary of Legg Mason, Inc., is a registered broker-dealer with principal offices located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Fairfield sells Navigator Shares pursuant to a Dealer Agreement with the Funds' distributor, Legg Mason. Neither Fairfield nor Legg Mason receives compensation from the Fund for selling Navigator Shares.
          The Chairman, President and Treasurer of the Corporation are employed by Legg Mason.
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THE FUNDS' CUSTODIAN AND TRANSFER AGENT
          State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is custodian for the securities and cash of each Fund. Boston Financial Data Services, P.O. Box 953, Boston, Massachusetts 02103, serves as transfer agent for Fund shares and dividend-disbursing agent for each Fund.
          Pursuant to rules adopted under Section 17(f) of the 1940 Act, each Fund may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Directors in accordance with SEC rules. The Board of Directors will consider a number of factors, including, but not limited to, the relationship of the institution to State Street, the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Funds, the reputation of the institution in its national market, the political and economic stability of the countries in which the sub-custodians will be located and risks of potential nationalization or expropriation of Fund assets. No assurance can be given that the Board of Directors' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of Fund assets will not occur.
DESCRIPTION OF THE CORPORATION AND ITS SHARES
          The Corporation was established as a Maryland corporation on December 31, 1992. The Articles of Incorporation authorize the Corporation to issue one billion shares of par value $.001 per share and to create additional series, each of which may issue separate classes of shares.
          Global Government and Global Equity currently offer two classes of shares -- Class Y (known as "Navigator Shares") and Class A (known as "Primary Shares"). The two classes represent interests in the same pool of assets. A separate vote is taken by a class of shares of a Fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.
          The initial and subsequent investment minimums for Primary Shares are $1,000 and $100, respectively. Investments in Primary Shares may be made through a Legg Mason or affiliated investment executive, through the Future First Systematic Investment Plan or through automatic investment arrangements.
          Holders of Primary Shares bear distribution and service fees under Rule 12b-1 at the rate of 0.75% and 1.00% of the net assets attributable to Primary Shares of Global Government and Global Equity, respectively. Investors in Primary Shares may elect to receive dividends and/or other distributions in cash through the receipt of a check or a credit to their Legg Mason account. The per share net asset value of the Navigator Class of Shares, and dividends and distributions (if any) paid to Navigator shareholders, are generally expected to be higher than those of Primary Shares of the Fund, because of the lower expenses attributable to Navigator Shares. The per share net asset value of the classes of shares will tend to converge, however, immediately after the payment of ordinary income dividends. Primary Shares of a Fund may be exchanged for the corresponding class of shares of other Legg Mason Funds. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus the sales charge, determined on the same business day as redemption of the fund shares the investors in Primary Shares wish to redeem.
          LMFA has agreed that until December 31, 1995 it will continue to reimburse management fees and/or assume other expenses to the extent the expenses of Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.90% of the average daily net assets of Global Government for such month. LMFA and Batterymarch have also agreed that until December 31, 1995 they will continue to reimburse management fees and/or assume other expenses to the extent the expenses of Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 2.25% of the average daily net assets of Global Equity for such month. These reimbursement agreements are voluntary and may or may not be renewed by LMFA and/or Batterymarch. Reimbursement by LMFA reduces a Fund's expenses and increases its yield and total return.
          The Board of Directors of the Corporation does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
                                                                              25

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          Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights.
          Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). The Corporation will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.
          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.
26